Exhibit 10.1
FIFTH AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT
THIS FIFTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT, dated as of October 14, 2010 (this “Amendment”), is entered into by and among PALISADES ACQUISITION XVI, LLC, a Delaware limited liability company (the “Borrower”), PALISADES COLLECTION, L.L.C., a Delaware limited liability company (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC (the “Lender”), BMO CAPITAL MARKETS CORP. (“BMO CM”), as Administrator for the Lender (in such capacity, the “Administrator”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and BANK OF MONTREAL (“BMO”), as liquidity agent for the Liquidity Providers (in such capacity, the “Liquidity Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Financing Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), among the Borrower, the Servicer, the Lender, the Administrator, the Collateral Agent and the Liquidity Agent.
WHEREAS, the parties hereto desire to amend the Receivables Financing Agreement in certain respects as provided herein;
NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:
SECTION 1. Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended as follows:
1.1 The definition of “Asta Guaranties” is hereby deleted in its entirety from Section 1.1.
1.2 The definition of “Borrowing Base Deficit” as set forth in Section 1.1 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
““Borrowing Base Deficit” means on any Distribution Date, the excess, if any, of 105% of the Loans outstanding over the Borrowing Base.”
1.3 The definition of “Guarantor Security Agreements” is hereby deleted in its entirety from Section 1.1.
1.4 The definition of “Pledged Note” is hereby deleted in its entirety from Section 1.1.
1.5 The definition of “Stated Maturity Date” as set forth in Section 1.1 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
““Stated Maturity Date” means April 30, 2014; provided, however, that such date may be accelerated pursuant to Section 10.2.”

1.6 The definition of “Transaction Documents” as set forth in Section 1.1 of the Receivables Financing Agreement is hereby amended by deleting “the Asta Guaranties” and “the Guarantor Security Agreements” therein.
1.7 Section 10.1.10 of the Receivables Financing Agreement is hereby amended by replacing the “,” immediately after clause (c) with “or” and deleting “or (d) any breach or default shall have occurred under any of the Asta Guaranties or the Guarantor Security Agreements.”
1.8 Section 10.1.14 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
“Monthly Collections. Collections for all Pools (net of the corresponding Servicing Fees) during any Collection Period shall be less than $750,000.”
SECTION 2. Deemed Contribution. The parties hereto hereby acknowledge that the Collections received on the Great Seneca Receivables listed on Schedule I hereto from October 11, 2007 to March 31, 2010 shall be deemed to be a contribution of capital from Palisades Acquisition XV, LLC to the Borrower and that the Lender shall have no obligation to return such Collections to the Borrower or any other Person.
SECTION 3. Receivables Financing Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Receivables Financing Agreement shall remain in full force and effect. All references to the Receivables Financing Agreement shall be deemed to mean the Receivables Financing Agreement as modified hereby. This Amendment shall not constitute a novation of the Receivables Financing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Receivables Financing Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.
SECTION 4. Miscellaneous.
4.1 After giving effect to this Amendment, on and as of the date hereof, the Borrower’s representations and warranties set forth in Section 8.1 of the Receivables Financing Agreement (as amended hereby) are true and correct in all material respects, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).
4.2 This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
4.3 The effectiveness of this Amendment is subject to the following condition precedents:
(a) the Administrator shall have received counterparts of this Amendment, duly executed by all parties hereto;
(b) the Lender shall have received a voluntary principal payment of the Loan in immediately available funds equal to $8,700,000 (which for the avoidance of doubt shall not be payable from Collections on any Pool);

2

(c) the Borrower shall have reimbursed the Administrator for all its reasonable documented out-of-pocket costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrator.
4.4 This Amendment is entered into simultaneously with the Omnibus Termination Agreement attached hereto as Exhibit A.
4.5 The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
4.6 This Amendment may not be amended or otherwise modified except as provided in the Receivables Financing Agreement.
4.7 Each of the Administrator and the Lender do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Receivables Financing Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.
4.8 Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN THOSE SET FORTH IN SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
4.10 EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BORROWER, ASTA, THE ORIGINATOR, THE SERVICER, THE ADMINISTRATOR, THE COLLATERAL AGENT, LENDER OR ANY OTHER AFFECTED PARTY. EACH OF BORROWER AND THE SERVICER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

3

4.11 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER AND THE SERVICER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER AND THE SERVICER IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.
[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

PALISADES ACQUISITION XVI, LLC, as Borrower
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Manager

ACKNOWLEDGE AND AGREED TO:

PALISADES ACQUISITION XV, LLC,

By:	/s/ Gary Stern

	Name:	Gary Stern
	Title:	Manager

BMO CAPITAL MARKET CORP., as Administrator and as Collateral Agent
By:	/s/ Jack J. Kane
	Name:	Jack J. Kane
	Title:	Managing Director

FAIRWAY FINANCE COMPANY, LLC, as Lender
By:	/s/ Philip A. Martone
	Name:	Philip A. Martone
	Title:	Vice President

PALISADES COLLECTION, L.L.C., as Servicer
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Manager

BANK OF MONTREAL, as Liquidity Agent
By:	/s/ Jack J. Kane
	Name:	Jack J. Kane
	Title:	Managing Director

Exhibit A
Omnibus Termination Agreement